Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                         THE GABELLI GLOBAL GROWTH FUND
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)



                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.


                                TABLE OF CONTENTS
                                -----------------


INVESTMENT AND PERFORMANCE SUMMARY ..............   2

INVESTMENT AND RISK INFORMATION .................  18

MANAGEMENT OF THE FUNDS .........................  21

CLASSES OF SHARES ...............................  22

PURCHASE OF SHARES ..............................  26

REDEMPTION OF SHARES ............................  27

EXCHANGE OF SHARES ..............................  28

PRICING OF FUND SHARES ..........................  29

DIVIDENDS AND DISTRIBUTIONS .....................  29

TAX INFORMATION .................................  29

MAILINGS TO SHAREHOLDERS ........................  30

FINANCIAL HIGHLIGHTS ............................  30



GABELLI
GLOBAL
SERIES
FUNDS,
INC.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
THE GABELLI GLOBAL GROWTH FUND
THE GABELLI GLOBAL OPPORTUNITY FUND
THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

PROSPECTUS


MAY 1, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT AND PERFORMANCE SUMMARY

Gabelli Global Series Funds, Inc. currently offers the following four separate investment portfolios (each a "Fund" and collectively, the "Funds"):

      (BULLET)  The  Gabelli   Global   Telecommunications   Fund  (the  "Global
                Telecommunications Fund")

      (BULLET)  The Gabelli Global Growth Fund (the "Global Growth Fund")

      (BULLET)  The Gabelli  Global  Opportunity  Fund (the "Global  Opportunity
                Fund")

      (BULLET) The Gabelli Global Convertible Securities Fund (the "Global Convertible Securities Fund")

Each Fund is advised by Gabelli Funds, LLC (the "Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.

                         GLOBAL TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:


Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks of companies in the telecommunications industry which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small capitalization, mid capitalization and large capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.


The telecommunications companies in which the Fund may invest are engaged in the following products or services: regular telephone service throughout the world, wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.

PRINCIPAL RISKS:


The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value ("NAV") than funds which invest in a broad range of issuers. In addition, the Fund concentrates its investments in the telecommunications industry which is subject to govern mental regulation and a greater price volatility than the overall market and sells products and services that may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological development.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.


YOU MAY WANT TO INVEST IN THE FUND IF:


      (BULLET)  you are a long-term investor

      (BULLET)  you seek growth of capital

      (BULLET)  you seek to diversify your investments outside the United States


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


      (BULLET)  you are seeking a high level of current income

      (BULLET)  you are conservative in your investment approach

      (BULLET)  you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for the one year, five years and life of the Fund compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this prospectus, is used to calculate performance for Class A, Class B and Class C Shares prior to their issuance. Class A, Class B and Class C Shares were all issued commencing on March 1, 2000. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and distribution fees. The performance for the Class B and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         GLOBAL TELECOMMUNICATIONS FUND


                             1994             -3.70
                             1995             16.20
                             1996              9.00
                             1997              31.9
                             1998              34.8
                             1999             80.27
                             2000            -24.06
                             2001            -20.70






The bar chart above shows the total returns for Class AAA Shares for the periods ended 1994 through 2000 and Class A Shares for the period ended 2001 (the first full calendar year that Class A Shares were offered). The Class A, Class B and Class C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 31.0% (quarter ended December 31, 1999) and the lowest return for a quarter was (19.9)% (quarter ended September 30, 2001).




           AVERAGE ANNUAL TOTAL RETURNS                                                      SINCE NOVEMBER 1,
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)        PAST ONE YEAR       PAST FIVE YEARS          1993*
     -----------------------------------------       ---------------      ---------------    ----------------
Global Telecommunications Fund Class A Shares**
    Return Before Taxes ...............................     (25.24)%            12.69%                 10.63%
    Return After Taxes on Distributions ...............     (25.07)%             9.90%                  9.18%
    Return After Taxes on Distributions
        and Sale of Fund Shares .......................     (20.50)%             9.77%                  8.78%
Class B Shares**
    Return Before Taxes ...............................     (25.60)%            13.60%                 11.29%
Class C Shares**
    Return Before Taxes ...............................     (22.16)%            13.78%                 11.28%
Morgan Stanley Capital International
    World Free Index*** ...............................     (15.91)%             5.18%                  7.66%
Salomon Smith Barney Global
    Telecommunications Index**** ......................     (29.57)%             4.89%                  5.66%


------------------------


* From November 1, 1993, the date that the Fund's Class AAA Shares commenced investment operations.
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge, but do not reflect the higher expenses applicable to Class B and Class C Shares.
*** The Morgan Stanley Capital International World Free Index is an unmanaged index composed of all developed markets in the world. The Index figures do not reflect any deduction for fees, expenses or taxes.
**** The Salomon Smith Barney Global Telecommunications Index is a widely recognized, unmanaged index composed of global equity securities of companies in the telecommunications industry. The Index figures do not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class AShares. After-tax returns for other classes will vary due to the difference in expenses.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                                           CLASS A       CLASS B         CLASS C
                                                            SHARES        SHARES         SHARES
                                                           ---------     ---------      ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ................          5.75%(1)        None           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(4) ............          None(2)         5.00%(3)       1.00%(3)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):


Management Fees ......................................          1.00%           1.00%          1.00%
Distribution and Service (Rule 12b-1) Expenses(5) ....          0.25%           1.00%          1.00%
Other Expenses .......................................          0.27%           0.27%          0.27%
                                                           ---------       ---------      ---------
Total Annual Operating Expenses ......................          1.52%           2.27%          2.27%
                                                           =========       =========      =========


------------------------

(1)     The sales charge declines as the amount invested increases.
(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.
(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twenty-four months after purchase.
(4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.
(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                    1 YEAR    3 YEARS     5 YEARS   10 YEARS
                                                   -------    -------     -------    -------
Class A Shares
     - assuming redemption..................         $721      $1,028      $1,356     $2,283
     - assuming no redemption...............         $721      $1,028      $1,356     $2,283
Class B Shares
     - assuming redemption..................         $730      $1,009      $1,415     $2,417
     - assuming no redemption...............         $230        $709      $1,215     $2,417
Class C Shares
     - assuming redemption..................         $330        $709      $1,215     $2,605
     - assuming no redemption...............         $230        $709      $1,215     $2,605

                               GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:


Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies involved in the global marketplace. The Fund invests primarily in common stocks of foreign and domestic small capitalization, mid-capitalization and large capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. To achieve the Fund's primary objective of capital appreciation, the Adviser employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The Fund invests in companies at the forefront of accelerated growth.


The Adviser strives to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, the Adviser looks for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, the Adviser likes growth and therefore looks to businesses involved in the ever-evolving communication revolution. Looking forward, the Adviser continues to believe that the dominant companies of tomorrow will be conducting a major portion of their business via the Internet within the next five years.

In selecting investments, the Adviser seeks companies participating in emerging technological advances in interactive services and products (e.g., computer software) that are accessible to individuals in their homes or offices through consumer electronics content based devices such as telephones, televisions, radios and personal computers. The Fund will invest in companies which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. In addition, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

PRINCIPAL RISKS:


The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. In addition, the Fund may invest in specific industries which are subject to governmental regulation, have a greater price volatility than the overall market or sell products and services that may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological development. Many countries also impose various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.


Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risk resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.


YOU MAY WANT TO INVEST IN THE FUND IF:


      (BULLET) you are a long-term investor

      (BULLET) you seek growth of capital

      (BULLET) you seek to diversify your investments outside the United States


YOU MAY NOT WANT TO INVEST IN THE FUND IF:



      (BULLET) you are seeking a high level of current income

      (BULLET) you are conservative in your investment approach

      (BULLET) you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for the one year, five years and the life of the Fund compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this prospectus, is used to calculate performance for Class A, Class B and Class C Shares prior to their issuance. Class A, Class B and Class C Shares were all issued commencing on March 1, 2000. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and distribution fees. The performance for the Class B and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.



                               [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                GLOBAL GROWTH FUND


                             1995             17.9
                             1996             12.5
                             1997             41.7
                             1998             28.9
                             1999            116.1
                             2000            -37.49
                             2001            -24.15

The bar chart above shows the total returns for Class AAA Shares for the periods ended 1995 through 2000 and Class A Shares for the period ended 2001 (the first full calendar year that Class A Shares were offered). The Class A, Class B and Class C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 47.4% (quarter ended December 31, 1999) and the lowest return for a quarter was (23.8)% (quarter ended September 30, 2001).

           AVERAGE ANNUAL TOTAL RETURNS                                                      SINCE FEBRUARY 7,
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)        PAST ONE YEAR       PAST FIVE YEARS          1994*
      ---------------------------------------        ---------------      ---------------   ------------------
Global Growth Fund Class A Shares**
    Return Before Taxes ...........................         (28.41)%            12.04%                 11.72%
    Return After Taxes on Distributions ...........         (28.28)%             9.87%                 10.52%
    Return After Taxes on Distributions
        and Sale of Fund Shares ...................         (20.64)%             8.15%                  9.62%
Class B Shares**
    Return Before Taxes ...........................         (29.26)%            12.96%                 12.40%
Class C Shares**
    Return Before Taxes ...........................         (25.53)%            13.08%                 12.37%
Morgan Stanley Capital International
    World Free Index*** ...........................         (15.91)%             5.18%                  7.05%
Lipper Global Fund Average**** ....................         (17.37)%             5.73%                  7.29%


------------------------


* From February 7, 1994, the date that the Fund's Class AAA Shares commenced investment operations.
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge, but do not reflect the higher expenses applicable to Class B and Class C Shares.
*** The Morgan Stanley Capital International World Free Index is a widely recognized, unmanaged index composed of all developed markets in the world. The Index figures do not reflect any deduction for fees, expenses or taxes.
**** The Lipper Global Fund Average represents the average performance of global equity mutual funds as tracked by Lipper, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the difference in expenses.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                                                CLASS A           CLASS B           CLASS C
                                                                 SHARES            SHARES           SHARES
                                                                ---------         ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .....................           5.75%(1)          None              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(4) .................            None(2)          5.00%(3)          1.00%(3)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):


Management Fees ...........................................           1.00%             1.00%             1.00%
Distribution and Service (Rule 12b-1) Expenses(5) .........           0.25%             1.00%             1.00%
Other Expenses ............................................           0.50%             0.50%             0.50%
                                                                ----------       -----------       -----------
Total Annual Operating Expenses ...........................           1.75%             2.50%             2.50%
                                                                ==========       ===========       ===========

------------------------

(1)   The sales charge declines as the amount invested increases.
(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.
(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twenty-four months after purchase.
(4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.
(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                1 YEAR           3 YEARS         5 YEARS          10 YEARS
                                                ------           -------         -------          --------
Class A Shares
     - assuming redemption..................     $743            $1,094           $1,469            $2,519
     - assuming no redemption...............     $743            $1,094           $1,469            $2,519
Class B Shares
     - assuming redemption..................     $753            $1,079           $1,531            $2,652
     - assuming no redemption...............     $253              $779           $1,331            $2,652
Class C Shares
     - assuming redemption..................     $353              $779           $1,331            $2,836
     - assuming no redemption...............     $253              $779           $1,331            $2,836


                             GLOBAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock of companies which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.


The Fund invests primarily in common stocks of foreign and domestic small capitalization, mid-capitalization and large capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries.


PRINCIPAL RISKS:


The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers.


Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.


YOU MAY WANT TO INVEST IN THE FUND IF:


      (BULLET) you are a long-term investor

      (BULLET) you seek growth of capital

      (BULLET) you seek to diversify your investments outside the United States


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


      (BULLET) you are seeking a high level of current income

      (BULLET) you are conservative in your investment approach

      (BULLET) you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for the one year and life of the Fund compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this prospectus, is used to calculate performance for Class A, Class B and Class C Shares prior to their issuance. Class A and Class B Shares were issued commencing on March 1, 2000 and Class C Shares were continuously outstanding commencing on November 23, 2001. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and distribution fees. The performance for the Class B and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                               [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                             GLOBAL OPPORTUNITY FUNDS


                           1999             79.21
                           2000            -13.49
                           2001            -28.95

The bar chart above shows the total returns for Class AAA Shares for the periods ended 1999 through 2000 and Class A Shares for the period ended 2001 (the first full calendar year that Class A Shares were offered). The Class A, Class B and Class C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 38.9% (quarter ended December 31, 1999) and the lowest return for a quarter was (22.6)% (quarter ended September 30, 2001).

           AVERAGE ANNUAL TOTAL RETURNS                          SINCE MAY 11,
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)     PAST ONE YEAR     1998*
     ----------------------------------------      ------------- -------------
Global Opportunity Fund Class A Shares**
    Return Before Taxes .........................       (33.05)%       3.74%
    Return After Taxes on Distributions .........       (33.06)%       3.46%
    Return After Taxes on Distributions
        and Sale of Fund Shares .................       (25.79)%       3.85%
Class B Shares**
    Return Before Taxes .........................       (34.01)%       4.46%
Class C Shares**
    Return Before Taxes .........................       (29.92)%       5.48%
Morgan Stanley Capital International
World Free Index*** .............................       (15.91)%      (0.72)%
Lipper Global Fund Average**** ..................       (17.37)%       0.49%

------------------------
* From May 11, 1998, the date that the Fund's Class AAA Shares commenced investment operations.
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge, but do not reflect the higher expenses applicable to Class B and Class C Shares.
*** The Morgan Stanley Capital International World Free Index is a widely recognized, unmanaged index composed of all developed markets in the world. The Index figures do not reflect any deduction for fees, expenses or taxes.
**** The Lipper Global Fund Average represents the average performance of global equity mutual funds as tracked by Lipper, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the difference in expenses.

FEES AND EXPENSES OF THE FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                                                CLASS A           CLASS B           CLASS C
                                                                 SHARES            SHARES           SHARES
                                                                ---------         ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .......................      5.75%(1)          None              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price4) ....................      None(2)           5.00%(3)          1.00%(3)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):


Management Fees .............................................      1.00%             1.00%             1.00%
Distribution and Service (Rule 12b-1) Expenses(5) ...........      0.25%             1.00%             1.00%
Other Expenses ..............................................      0.75%             0.75%             0.75%
                                                                -------           -------           -------
Total Annual Operating Expenses .............................      2.00%             2.75%             2.75%
                                                                -------           -------           -------
Fee Waiver and/or Expense Reimbursement(6) ..................     (0.50)%           (0.50)%           (0.50)%
                                                                -------           -------           -------
Net Annual Operating Expenses(6) ............................      1.50%             2.25%             2.25%
                                                                =======           =======           =======


------------------------

(1)   The sales charge declines as the amount invested increases.
(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.
(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twenty-four months after purchase.
(4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.
(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(6) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 1.50%, 2.25% and 2.25% for Class A, B and C shares, respectively, at least through December 31, 2002. In addition, during the two-year period following any waiver or reimbursement by the Adviser, the Fund has agreed to repay such amount to the extent, that after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50%, 2.25% and 2.25% on an annualized basis for Class A, Class B and Class C Shares, respectively.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                    1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                   --------          --------          --------         --------
Class A Shares
     - assuming redemption..................        $719              $1,121           $1,547            $2,731
     - assuming no redemption...............        $719              $1,121           $1,547            $2,731
Class B Shares
     - assuming redemption..................        $728              $1,106           $1,610            $2,863
     - assuming no redemption...............        $228                $806           $1,410            $2,863
Class C Shares
     - assuming redemption..................        $328                $806           $1,410            $3,044
     - assuming no redemption...............        $228                $806           $1,410            $3,044

                       GLOBAL CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

PRINCIPAL INVESTMENT STRATEGIES:


Under normal market conditions, the Fund will invest at least 80% of its net assets in convertible securities. Convertible Securities are bonds, debentures, corporate notes, preferred stocks and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. The Adviser believes that certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends and the decreased risk of decline in value relative to common stock due to the fixed income nature of convertible securities. The Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest.


PRINCIPAL RISKS:


The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers.


Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. Securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.


YOU MAY WANT TO INVEST IN THE FUND IF:


      (BULLET) you are a long-term investor

      (BULLET) you seek growth of capital

      (BULLET) you seek to diversify your investments outside the United States

      (BULLET) you are seeking monthly distributions


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


      (BULLET) you are conservative in your investment approach

      (BULLET) you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for the one year, five years and the life of the Fund compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this prospectus, is used to calculate the performance of Class A, Class B and Class C Shares prior to their issuance. Class A, Class B and Class CShares have been continuously outstanding since May 1, 2001, March 28, 2001 and November 26, 2001, respectively. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average total returns for one year, five years and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and distribution fees. The performance of the Class B and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                              [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                       GLOBAL CONVERTIBLE SECURITIES FUNDS


                        1995               12.6
                        1996                5.5
                        1997                2.8
                        1998                8.6
                        1999               51.1
                        2000              -14.01
                        2001              -13.24



The bar chart above shows total returns for Class AAA Shares. Class A, B and C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 20.3% (quarter ended December 31, 1999) and the lowest return for a quarter was (13.0)% (quarter ended September 30, 2001).




           AVERAGE ANNUAL TOTAL RETURNS                                                      SINCE FEBRUARY 3,
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)        PAST ONE YEAR       PAST FIVE YEARS          1994*
     -----------------------------------------       ---------------      ---------------    -----------------
Global Convertible Securities Fund Class AAA Shares
    Return Before Taxes ..............................      (13.24)%              4.72%                 5.34%
    Return After Taxes on Distributions ..............      (13.25)%              2.62%                 3.22%
    Return After Taxes on Distributions
        and Sale of Fund Shares ......................       (6.43)%              4.00%                 4.07%
Class A Shares**
    Return Before Taxes ..............................      (18.31)%              3.46%                 4.53%
Class B Shares**
    Return Before Taxes ..............................      (18.45)%              4.29%                 5.24%
Class C Shares**
    Return Before Taxes ..............................      (14.37)%              4.66%                 5.30%
UBS Global Convertible Index*** ......................       (5.94)%              7.74%                 7.04%
Lipper Convertible Securities Fund Average**** .......       (7.86)%              8.38%                 9.03%


------------------------


* From February 3, 1994, the date that the Fund's Class AAA Shares commenced investment operations.
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge, but do not reflect the higher expenses applicable to Class B and Class C Shares.
*** The UBS Global Convertible Index is an unmanaged index composed of global convertible securities. The Index figures do not reflect any deduction for fees, expenses or taxes.
**** The Lipper Convertible Securities Fund Average represents the average performance of convertible securities mutual funds as tracked by Lipper, Inc. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.




After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class AAA Shares. After-tax returns for other classes will vary due to the difference in expenses.

FEES AND EXPENSES OF THE FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                CLASS A           CLASS B           CLASS C
                                                                 SHARES            SHARES           SHARES
                                                                ---------         ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ....................         5.75%(1)          None              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(4) ................         None(2)           5.00%(3)          1.00%(3)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):


Management Fees ..........................................         1.00%             1.00%             1.00%
Distribution and Service (Rule 12b-1) Expenses(5) ........         0.25%             1.00%             1.00%
Other Expenses ...........................................         1.44%             1.44%             1.44%
                                                              ---------         ---------         ---------
Total Annual Operating Expenses ..........................         2.69%             3.44%             3.44%
                                                              =========         =========         =========


------------------------

(1)   The sales charge declines as the amount invested increases.
(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.
(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twenty-four months after purchase.
(4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.
(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                1 YEAR           3 YEARS          5 YEARS          10 YEARS
                                              ---------         ---------        ---------        ---------
Class A Shares
     - assuming redemption..................     $831            $1,362           $1,918            $3,423
     - assuming no redemption...............     $831            $1,362           $1,918            $3,423
Class B Shares
     - assuming redemption..................     $847            $1,356           $1,988            $3,553
     - assuming no redemption...............     $347            $1,056           $1,788            $3,553
Class C Shares
     - assuming redemption..................     $447            $1,056           $1,788            $3,721
     - assuming no redemption...............     $347            $1,056           $1,788            $3,721

                         INVESTMENT AND RISK INFORMATION


Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in securities convertible into common stock) of companies which the Adviser believes are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.


Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of

    (BULLET)  the underlying value of a company's fixed assets,

    (BULLET)  the value of a consumer or commercial franchise,

    (BULLET) changes in the economic or financial environment affecting the company,

    (BULLET)  new, improved or unique products or services,

    (BULLET)  new or rapidly expanding markets,

    (BULLET) technological developments or advancements affecting the company or its products, or

    (BULLET)  changes  in  governmental   regulations,   political   climate  or
              competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include:

    (BULLET)  a change in the company's management policies,

    (BULLET)  an investor's purchase of a large portion of the company's stock,

    (BULLET)  a merger or reorganization or recapitalization of the company,

    (BULLET)  a sale of a division of the company,

    (BULLET)  a tender offer (an offer to purchase investors' shares),


    (BULLET) the spin-off to shareholders of a subsidiary, division or other substantial assets, or

    (BULLET) the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.


The investment policy of each of the Global Telecommunications Fund and the Global Convertible Securities Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.


The Funds may also use the following investment techniques:

    (BULLET) DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies and instrumentalities or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:


    (BULLET) FUND AND MANAGEMENT RISK. If the Fund's manager's judgement in selecting securities is incorrect or if the market segment in which the Fund invests has poor performance or falls out of favor with investors, a Fund could underperform the stock market or its peers. A Fund could also fail to meet its investment objective. If the Advisor is incorrect in its assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Funds' shares may decline.


    (BULLET) EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.


    (BULLET)  NON-DIVERSIFICATION   RISK.   Each  Fund  is  a   "non-diversified
              investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.


    (BULLET) INDUSTRY CONCENTRATION RISK. GLOBAL TELECOMMUNICATIONS FUND ONLY -- The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry. Certain companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.


    (BULLET) INDUSTRY RISK. Certain industries in which the Funds may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry.

              Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits and share valuations.

              Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Funds may invest be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.


    (BULLET) LOW CREDIT QUALITY RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY--Because many convertible securities are rated below investment grade, the Fund may invest without limit in securities rated lower than BBB by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated BB or lower by S&P or Ba or lower by Moody's may include securities of issuers in default.
              Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's NAV.

    (BULLET) CONVERTIBLE SECURITIES AND CREDIT RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY--The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.


    (BULLET) PORTFOLIO TURNOVER RISK. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.


    (BULLET) FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:


          (BULLET) These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability.

          (BULLET)  Enforcing legal rights may be difficult,  costly and slow in
                    foreign  countries,   and  there  may  be  special  problems
                    enforcing claims against foreign governments.

          (BULLET) Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          (BULLET) Foreign markets may be less liquid and more volatile than U.S. markets.

          (BULLET) Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.

          (BULLET) Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Each Fund's investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

                             MANAGEMENT OF THE FUNDS


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, NY 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named, Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee computed daily and payable monthly, at the annual rates set forth below:


                                           ANNUAL ADVISORY FEE-                     ADVISORY FEE PAID FOR
                                             CONTRACTUAL RATE                    FISCAL YEAR ENDED 12/31/01
                                     AS A PERCENTAGE OF AVERAGE DAILY         (AS A PERCENTAGE OF AVERAGE DAILY
FUND                                            NET ASSETS)                              NET ASSETS)
--------------                    ---------------------------------------   -------------------------------------
Global Telecommunications Fund                          1.00%                                 1.00%
Global Growth Fund                                      1.00%                                 1.00%
Global Opportunity Fund                                 1.00%                                 1.00%*
Global Convertible Securities Fund                      1.00%                                 1.00%

------------------------
*      Before reimbursement of expenses to the Fund.



The Adviser contractually has agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.50%, 2.25% and 2.25% for Class A, B, and C Shares, respectively of the Global Opportunity Fund. This fee waiver and expense reimbursement arrangement will continue until at least through December 31, 2002.



In addition, during the two year period following any waiver or reimbursement by the Adviser, the Global Opportunity Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50%, 2.25% and 2.25% on an annualized basis for Class A, B and C Shares, respectively.


THE PORTFOLIO MANAGERS. The Global Telecommunications Fund is managed by an investment team (the "Telecommunications Investment Team") headed by Mario J. Gabelli. Mr. Gabelli is primarily responsible for the investment decisions of the Telecommunications Investment Team and the overall management of the Global Telecommunications Fund's portfolio.

The Global Growth Fund is managed by an investment team (the "Growth Investment Team") headed by Marc J. Gabelli. Mr. Gabelli is primarily responsible for the investment decisions of the Growth Investment Team and the overall management of the Global Growth Fund's portfolio.

The Global Opportunity Fund is managed by an investment team (the "Opportunity Investment Team") headed by Marc J. Gabelli and Caesar Bryan. Messrs. Gabelli and Bryan are primarily responsible for the investment decisions of the Opportunity Investment Team and the overall management of the Global Opportunity Fund's portfolio.

The Global Convertible Securities Fund is managed by an investment team (the "Convertible Investment Team") headed by A. Hartswell Woodson III. Mr. Woodson is primarily responsible for the investment decisions of the Convertible Investment Team and the overall management of the Global Convertible Securities Fund's portfolio.

Mr. Mario J. Gabelli has been Chairman, President and Chief Executive Officer of the Adviser since its organization in 1980.

Mr. Marc Gabelli is a Portfolio Manager of the Adviser and has been an analyst with the Adviser since 1993.

Mr. Caesar Bryan is President and Portfolio Manager of the Gabelli Gold Fund, Inc. and the Gabelli International Growth Fund, Inc. and has been a Senior Vice President of GAMCOInvestors, Inc., a wholly-owned subsidiary of GAMI,since 1994.

Mr. A. Hartswell Woodson III has been a Portfolio Manager with the Adviser since 1993.

                                CLASSES OF SHARES

Three classes of the Funds' shares are offered in this prospectus - Class A Shares, Class B Shares and Class C Shares. Class AAAShares of the Funds are described in a separate prospectus. The table below summarizes the differences among the classes of shares.

    (BULLET) A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

    (BULLET) A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

    (BULLET) A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on a Fund's average daily net assets attributable to the particular class of shares.

------------------------------------------------------------------------------------------------------------
                                 CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Front-End Sales Load?      Yes. The percentage            No.                        No.
                           declines as the amount
                           invested increases.
------------------------------------------------------------------------------------------------------------
Contingent Deferred        Yes, for shares                Yes, for shares            Yes, for shares
Sales Charge?              redeemed within twenty-        redeemed within            redeemed within twenty-
                           four months after pur-         seventy-two months         four months after pur-
                           chase as part of an            after purchase. Declines   chase.
                           investment greater than        over time.
                           $2 million if no front-end
                           sales charge was paid
                           at the time of purchase.
------------------------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Fee             0.25%                          1.00%                      1.00%
------------------------------------------------------------------------------------------------------------------------------------
Convertible to Another     No.                            Yes. Automatically con-    No.
Class?                                                    verts to Class A Shares
                                                          approximately ninety-six
                                                          months after purchase.

------------------------------------------------------------------------------------------------------------------------------------
Fund Expense Levels       Lower annual expenses           Higher annual expenses     Higher annual expenses
                          than Class B or Class C         than Class A Shares.       than Class A Shares.
                          Shares.
------------------------------------------------------------------------------------------------------------------------------------


  In selecting a class of shares in which to invest, you should consider:


    (BULLET)  the length of time you plan to hold the shares

    (BULLET) the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if a Fund's assets increase in value and decreases if a Fund's assets decrease in value

    (BULLET) whether you qualify for a reduction or waiver of the Class A sales charge

    (BULLET) that Class B Shares convert to Class A Shares approximately ninety-six months after purchase

                                    IF YOU...

    (BULLET) do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years

    (BULLET) do not qualify for a reduced or waived front-end sales load and intend to hold your shares for several years

    (BULLET) do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely


THEN YOU SHOULD CONSIDER...

purchasing Class C Shares instead of either Class A Shares or Class B Shares purchasing Class B Shares instead of either Class A Shares or Class C Shares purchasing Class A Shares



SALES CHARGE - CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:


                                          SALES CHARGE             SALES CHARGE              REALLOWANCE
                                           AS % OF THE                AS % OF                    TO
AMOUNT OF INVESTMENT                     OFFERING PRICE*          AMOUNT INVESTED          BROKER-DEALERS
---------------------                    ---------------         -----------------         --------------
Under $50,000                                    5.75%                     6.10%                   5.00%
$50,000 but under $100,000                       4.50%                     4.71%                   3.75%
$100,000 but under $250,000                      3.50%                     3.62%                   2.75%
$250,000 but under $500,000                      2.50%                     2.56%                   2.00%
$500,000 but under $1 million                    2.00%                     2.04%                   1.75%
$1 million but under $2 million                  1.00%                     1.01%                   1.00%
$2 million but under $3 million                  0.00%**                   0.00%                   1.00%
$3 million or more                               0.00%**                   0.00%                   0.50%

------------------------
*  Includes front-end sales load

** Subject to a 1.00% CDSC for two years after purchase


SALES CHARGE  REDUCTIONS AND WAIVERS - CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.


          1. VOLUME DISCOUNTS. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in a Fund and Class A Shares of other funds advised by the Adviser or its affiliates along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of a Fund that has an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 5.75% normally charged on a $4,000 purchase. If you want more information on volume discounts, call your broker.

          2. LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent to Gabelli & Company, Inc., the Funds' distributor (the "Distributor"), you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor your Letter of Intent. For more information on the Letter of Intent, call your broker.

          3. INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of each Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (3) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund; (5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Funds' Distributor when they first satisfy these requirements); (6) any unit investment trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which have shares of the Fund as a principal investment; (7) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' Distributor, and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.


Investors who qualify under any of the categories described above should contact their brokerage firm.

CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:

(BULLET) Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $2 million if no front-end sales charge was paid at the time of purchase

(BULLET) Class B Shares within approximately seventy-two months of buying them

(BULLET) Class C Shares within approximately twenty-four months of buying them


The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.


                                                        CLASS B SHARES
         YEARS SINCE PURCHASE                                CDSC
         --------------------                           --------------
         First                                               5.00%
         Second                                              4.00%
         Third                                               3.00%
         Fourth                                              3.00%
         Fifth                                               2.00%
         Sixth                                               1.00%
         Seventh and thereafter                              0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of a Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Fund.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of a Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

    (BULLET) redemptions and distributions from retirement plans made after the death or disability of a shareholder

    (BULLET)  minimum  required   distributions   made  from  an  IRA  or  other
              retirement plan account after you reach age 591/2

    (BULLET)  involuntary redemptions made by the Funds

    (BULLET) a distribution from a tax-deferred retirement plan after your retirement

    (BULLET) returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION  FEATURE - CLASS B SHARES:

    (BULLET Class B Shares automatically convert to Class A Shares of a Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

    (BULLET) After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

    (BULLET) You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

    (BULLET) The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

    (BULLET) If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.


RULE 12B-1 PLAN. The Funds have adopted a plan under Rule 12b-1 for each of their classes of shares (each, a "Plan"). Under each Plan, the Funds may use its assets to finance activities relating to the sale of their shares and the provision of certain shareholder services.

For the classes covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                CLASS A           CLASS B           CLASS C
                               ---------         ---------        ---------
Service  Fees                    0.25%              0.25%            0.25%
Distribution Fees                 None              0.75%            0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Funds' Distributor.


The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Broker-dealers or other financial intermediaries may send confirmations of your transactions and periodic account statements showing your investments in the Funds.


    (BULLET) BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

              BY MAIL                                    BY PERSONAL DELIVERY
              --------                                   --------------------
              THE GABELLI FUNDS                          THE GABELLI FUNDS
              P.O. BOX 8308                              C/O BFDS
              BOSTON, MA 02266-8308                      66 BROOKS DRIVE
                                                         BRAINTREE, MA 02184

    (BULLET)  BY BANK  WIRE.  To open an  account  using the bank wire  transfer
              system,       first       telephone       the      Fund(s)      at
              1-800-GABELLI(1-800-422-3554)to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI _________ FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110


              If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.


SHARE PRICE. The Funds sell shares at the net asset value next determined after the Funds receive your completed subscription order form and your full payment, subject to an up-front sales charge in the case of Class A Shares as described under "Classes of Shares - Sales Charge - Class A Shares." See "Pricing of Fund Shares" for a description of the calculation of net asset value.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdell" Education Savings plans for investment in Fund shares.
Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Funds to suspend redemptions.


The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request, in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges." See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or other financial intermediary will transmit a redemption order on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.

In the event that you wish to redeem shares and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. A sig-nature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA account) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.


REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.


                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund.

In effecting an exchange:


    (BULLET) you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

    (BULLET) if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.

    (BULLET)  you may realize a taxable gain or loss.


    (BULLET) you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.


    (BULLET) you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.

    (BULLET) EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

    (BULLET)  EXCHANGE BY MAIL. You may send a written request for exchanges to:
              THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.


    (BULLET) EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.

We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                             PRICING OF FUND SHARES


Each Fund's net asset value is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share of each class of each Fund is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The Funds use market quotations in valuing their portfolio securities. Investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represent fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value after the purchase or redemption order is received in proper form.

Trading takes place in various foreign markets on days which are not Business Days and therefore a Fund's respective net asset value per share is not calculated. The calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by a Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect the net asset value, in which case the value of those securities will be determined by or under under the direction of the Board of Directors after taking into account relevant information.


                           DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income and capital gains, if any, will be paid annually except Global Convertible Securities Fund which pays dividends monthly. You may have dividends or capital gain distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying your broker or the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION


The Funds expect that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e., gains from assets held by the Funds for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes. A redemption of the Fund's shares or an exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                            MAILINGS TO SHAREHOLDERS


In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance for the past five fiscal years of the Funds. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class A, B or C Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton LLP, independent auditors, whose report along with the Funds' financial statements and related notes are included in each Fund's annual report, which is available upon request.

Per share amounts for the Fund's Class A, B and C Shares outstanding for the fiscal year ended December 31,


                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND


                     INCOME FROM INVESTMENT OPERATIONS                        DISTRIBUTIONS
             ----------------------------------------------- --------------------------------------------------
                                        Net                                           In Excess
             Net Asset             Realized and     Total                    Net       of Net                   Net Asset
   Period      Value,      Net      Unrealized       from       Net       Realized    Realized                   Value,
    Ended    Beginning Investment Gain (Loss) on  Investment Investment    Gain on     Gain on       Total       End of      Total
December 31  of Period   Income     Investments   Operations   Income    Investments Investments  Distributions  Period     Return+
-----------  --------- ---------  --------------  ---------- ----------  ----------- -----------  ------------- --------    -------
CLASS A
   2001     $ 17.61    $ (0.06)     $ (3.58)       $ (3.64)         --    $(0.02)          --     $ (0.02)     $ 13.95      (20.7)%
   2000 (a)   28.51       0.60        (8.70)         (8.10)   $  (0.65)    (2.08)    $ (0.07)       (2.80)       17.61      (28.2)

CLASS B
   2001       17.59      (0.17)       (3.57)         (3.74)         --     (0.02)          --       (0.02)       13.83      (21.3)
   2000 (a)   28.51       0.44        (8.61)         (8.17)      (0.60)    (2.08)      (0.07)       (2.75)       17.59      (28.5)

CLASS C
   2001       17.58      (0.17)       (3.57)         (3.74)         --     (0.02)          --       (0.02)       13.82      (21.3)
   2000 (a)   28.51       0.45        (8.62)         (8.17)      (0.61)    (2.08)      (0.07)       (2.76)       17.58      (28.5)





               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
              -------------------------------------------------
                             Net
              Net Assets   Investment   Operating
               End of       Income      Expenses to  Portfolio
                Period     to Average   Average Net  Turnover
              (in 000's)   Net Assets     Assets       Rate
-----------   ----------  ------------  -----------  ---------
CLASS A
   2001       $ 219       (0.45)%        1.52%          15
   2000 (a)      16        2.36(b)       1.46(b)        49

CLASS B
   2001         640       (1.20)         2.27           15
   2000 (a)     128        1.61(b)       2.21(b)        49

CLASS C
   2001         196       (1.20)         2.27           15
   2000 (a)      60        1.61(b)       2.21(b)        49


--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  From commencement of offering on March 1, 2000.
(b)  Annualized.



                         THE GABELLI GLOBAL GROWTH FUND


                   INCOME FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
             ---------------------------------------------- --------------------------------------------------------
                                       Net                                                      In Excess
             Net Asset     Net    Realized and     Total                In Excess      Net       of Net
   Period      Value,  Investment  Unrealized       from       Net        of Net    Realized    Realized
    Ended    Beginning   Income  Gain (Loss) on  Investment Investment  Investment   Gain on     Gain on    Paid-in-     Total
December 31  of Period   (Loss)    Investments   Operations   Income      Income   Investments Investments   Capital  Distributions
-----------  --------- --------- --------------  ---------- ----------  ---------- ----------- -----------  --------  -------------
CLASS A
  2001       $ 20.37   $ (0.16)   $  (4.74)     $  (4.90)        --         --          --           --         --          --
  2000(a)      38.80     (0.28)     (16.56)       (16.84)        --         --     $ (1.14)     $ (0.34)   $ (0.11)    $ (1.59)

CLASS B
   2001        20.30     (0.29)      (4.71)        (5.00)        --         --          --           --         --          --
   2000(a)     38.80     (0.46)     (16.45)       (16.91)        --         --       (1.14)       (0.34)     (0.11)      (1.59)

CLASS C
   2001        20.24     (0.28)      (4.70)        (4.98)        --         --          --           --         --          --
   2000(a)     38.80     (0.46)     (16.51)       (16.97)        --         --       (1.14)       (0.34)     (0.11)      (1.59)







                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                        ----------------------------------------------
                                                Net
            Net Asset           Net Assets   Investment   Operating
              Value,              End of    Income (Loss) Expenses to  Portfolio
             End of      Total    Period     to Average   Average Net  Turnover
             Period     Return+ (in 000's)   Net Assets    Asset(b)      Rate
            --------    ------- ----------  ------------  -----------  ---------
CLASS A
  2001     $ 15.47       (24.1)%  $ 163        (0.91)%      1.75%         102
  2000(a)    20.37       (43.3)     241        (0.95)(c)    1.60(c)        93

CLASS B
   2001      15.30       (24.6)      57        (1.66)       2.50          102
   2000(a)   20.30       (43.5)      77        (1.70)(c)    2.35(c)        93

CLASS C
   2001      15.26       (24.6)      55        (1.66)       2.50          102
   2000(a)   20.24       (43.7)      26        (1.70)(c)    2.35(c)        93


--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  From commencement of offering on March 1, 2000.
(b) The Fund incurred interest expense during the period ended December 31, 2001 and 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.59% and 1.49% (Class A), 2.34% and 2.24% (Class B) and 2.34% and 2.24% (Class C),
     respectively.
(c) Annualized.

                    THE GABELLI GLOBAL OPPORTUNITY FUND (E)

                   INCOME FROM INVESTMENT OPERATIONS                              DISTRIBUTIONS
             ---------------------------------------------- -------------------------------------------------------------
                                       Net                                                      In Excess
             Net Asset     Net    Realized and     Total                In Excess      Net       of Net
   Period      Value,  Investment  Unrealized       from       Net        of Net    Realized    Realized
    Ended    Beginning   Income  Gain (Loss) on  Investment Investment  Investment   Gain on     Gain on       Total
December 31  of Period   (Loss)    Investments   Operations   Income      Income   Investments Investments  Distributions
-----------  --------- --------- --------------  ---------- ----------  ---------- ----------- -----------  -------------
CLASS A
   2001     $ 14.21    $ 0.13      $ (4.24)     $ (4.11)    $ (0.11)         --          --         --        $ (0.11)
   2000(a)    19.77      0.27        (4.46)       (4.19)      (0.33)         --     $ (0.85)   $ (0.19)         (1.37)

CLASS B
   2001       14.22      0.07        (4.26)       (4.19)      (0.03)         --          --         --          (0.03)
   2000(a)    19.77      0.17        (4.39)       (4.22)      (0.29)         --       (0.85)     (0.19)         (1.33)

CLASS C
   2001(g)    10.15      0.07        (0.11)       (0.04)         --          --          --         --             --



                                                    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(D)
                                         ----------------------------------------------------------------------
                                                    Net           Operating        Operating
                Net Asset           Net Assets   Investment      Expenses to      Expenses to
                  Value,              End of    Income (Loss)    Average Net       Average Net        Portfolio
                  End of    Total     Period     to Average     Assets Before     Assets Net of        Turnover
                 Period   Return+   (in 000's)   Net Assets   Reimbursements(c)  Reimbursements(d)       Rate
                 ------- ---------- ----------   ----------   ----------------- --------------------  ---------
CLASS A
   2001        $  9.99      (29.0)%  $  45          1.11%         2.00%              1.59%               31
   2000(a)       14.21      (21.2)      52          1.50(b)       1.79(b)            1.50(b)             50

CLASS B
   2001          10.00      (29.5)      10          0.36          2.75               2.34                31
   2000(a)       14.22      (21.3)       3          0.75(b)       2.54(b)            2.25(b)             50

CLASS C
   2001(f)       10.11      (29.0)     0.1          0.36          2.75               2.34                31


--------------------------------


+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  From commencement of offering on March 1, 2000.
(b)  Annualized.
(c) During the periods ended December 31, 2000, 1999 and 1998, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.
(d) The Fund incurred interest expense during the period ended December 31, 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 2.25% and 2.25% for Class A, Class B and Class C, respectively.
(e) Class C shares were outstanding for the period October 27, 2000 through December 12, 2000 and for the period April 24, 2001 through May 10, 2001. Financial Highlights are not presented for Class C shares as the information for this period is not considered meaningful.
(f)  From November 23, 2001, the date shares were continuously outstanding.




                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                     INCOME FROM INVESTMENT OPERATIONS                                DISTRIBUTIONS
             ----------------------------------------------- ----------------------------------------------------------------
                                        Net                               In Excess
             Net Asset             Realized and     Total                  of Net          Net
   Period      Value,      Net      Unrealized       from       Net       Realized      Realized
    Ended    Beginning Investment Gain (Loss) on  Investment Investment    Gain on       Gain on     Return of        Total
December 31  of Period   Income     Investments   Operations   Income    Investments   Investments    Capital     Distributions
-----------  --------- ---------  --------------  ---------- ----------  -----------   -----------   -----------  -------------
CLASS A(F)
   2001(a)    $ 10.27   $ (0.09)    $ (1.10)     $ (1.19)         --         --       $ (0.00)(d)    $ (0.80)     $ (0.80)

CLASS B
   2001(b)      10.04     (0.16)      (0.75)       (0.91)         --         --         (0.00)(d)      (0.90)       (0.90)

CLASS C
   2001(c)       8.58     (0.14)       0.03        (0.11)         --         --         (0.00)(d)      (0.20)       (0.20)




               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
              -------------------------------------------------
                                         Net Asset         Net
              Net Asset                    Value,      Investment       Operating
                Value,                     End of        Income       Expenses to      Portfolio
                End of        Total        Period      to Average      Average Net      Turnover
                Period       Return+      (in 000s)    Net Assets       Assets(e)         Rate
-----------   ----------  -----------    -----------   ------------    ------------     ---------
CLASS A(G)
   2001(a)    $ 8.28       (13.3)%          $  9           (0.93)%(g)    2.69%(g)         49

CLASS B
   2001(b)      8.23       (13.8)              6           (1.68)(g)     3.44(g)          49

CLASS C
   2001(c)      8.27       (13.5)              0           (1.68)(g)     3.44(g)          49

--------------------------------


+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  From May 2, 2001, the date shares were continuously outstanding.
(b)  From March 28, 2001, the date shares were continuously outstanding.
(c)  From November 26, 2001, the date shares were continuously outstanding.
(d)  Amount represents less than $0.005 per share.
(e) The Fund incurred interest expense during the year ended December 31, 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.67%, 3.42% and 3.42% for Class A, Class B, and Class C, respectively.
(f) Class A shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A for the period ending December 31, 2000, as the information for this period is not considered meaningful.
(g)  Annualized.

--------------------------------------------------------------------------------
                       GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

(BULLET) INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.


(BULLET) INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?


We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.


WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?


We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.


--------------------------------------------------------------------------------

                        GABELLI GLOBAL SERIES FUNDS, INC.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                         THE GABELLI GLOBAL GROWTH FUND
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              CLASS A, B, C SHARES

--------------------------------------------------------------------------------
FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and annual reports to shareholders contain additional information on the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.



--------------------------------------------------------------------------------
         You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other
            information and discuss your questions about the Funds by
                                   contacting:


                        Gabelli Global Series Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422


                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------


You can review and/or copy the Funds' prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


(BULLET)  For a fee, by electronic request at publicinfo@sec.gov, by writing the
          Public  Reference   Section  of  the  Commission,   Washington,   D.C.
          20549-0102 or calling 1-202-942-8090.

(BULLET)  Free  from  the  EDGAR Database   on  the   Commission's   website  at
          http://www.sec.gov.

(Investment Company Act File No. 811-07896)